SCHEDULE 14C INFORMATION
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐          Preliminary Information Statement
☒         Definitive Information Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Solar3D, Inc.
(Name of Registrant As Specified In Charter)

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SOLAR3D, INC.
26 WEST MISSION AVENUE, SUITE 8
SANTA BARBARA, CA 93101

DEFINITIVE
INFORMATION STATEMENT PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF SOLAR3D, INC.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Santa Barbara, California March 23, 2015

This information statement (“Information Statement”) will be mailed on or about March 25, 2015 to the stockholders of record on March 2, 2015 (the “Record Date”) of Solar3D, Inc., a Delaware corporation (the "Company") in connection with certain actions taken by written consent by a majority of the stockholders of the Company, dated as of March 2, 2015.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) the proposals shall not be taken until at least April 15, 2015, 20 days after the mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ James B. Nelson
James B. Nelson
Chief Executive Officer and Director

SOLAR3D, INC.
26 WEST MISSION AVENUE, SUITE 8
SANTA BARBARA, CA 93101

DEFINITIVE
INFORMATION STATEMENT PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF SOLAR3D, INC.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Solar3D, Inc.:

Solar3D, Inc. (the “Company”) is a Delaware corporation with its principal executive offices located at 26 West Mission Avenue, Suite 8, Santa Barbara, California 93101.  The Company’s telephone number is (805) 690-9000. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the board of directors (the “Board of Directors”) to notify them about certain actions that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on March 2, 2015, and will be effective on a date that is at least 20 days after the mailing of this Information Statement.

On March 2, 2015, the Board of Directors of the Company approved the below-mentioned action and authorized submission of the matter for the approval of the Stockholders. The Stockholders, including the holder of the Company’s Series A Preferred Stock, approved the action by written consent in lieu of a meeting on March 2, 2015, in accordance with the Delaware Business Corporation Law (“DGCL”). Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the action.

March 2, 2015 is the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14 of the Exchange Act to the Stockholders of the Company to notify such Stockholders of the following:

On March 2, 2015, a majority of the voting capital stock of the Company took action in lieu of a special meeting of Stockholders authorizing the Company to amend its Certificate of Incorporation, as amended, to decrease the authorized number of shares of common stock of the Company from 1,000,000,000 shares of common stock, par value $0.001 per share to 200,000,000 shares of common stock, par value $0.001 per share (the “Authorized Capital Change” or the “Corporate Action”).

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders.  This Information Statement will serve as written notice to Stockholders pursuant to the  DGCL.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of a corporate action taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Corporate Action as outlined in this Information Statement, which action will be effective on a date that is at least 20 days after the mailing of this Information Statement.

WHO IS ENTITLED TO NOTICE?

Holders of the Company’s outstanding voting securities on the close of business on the Record Date are entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Corporate Action. Under the DGCL, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Corporate Action consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 14,699,322  shares of Common Stock and 4,400 shares of Series A preferred stock (the “Series A Preferred Stock”). Each share of Series A Preferred Stock is entitled to cast such number of votes equal to 100,000.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following proposal:

1.
To approve an amendment to our Certificate of Incorporation, as amended, to decrease the authorized number of shares of common stock of the Company from 1,000,000,000 shares of common stock, par value $0.001 per share to 200,000,000 shares of common stock, par value $0.001 per share.

WHAT VOTE IS REQUIRED TO APPROVE THE AUTHORIZED CAPITAL CHANGE AND THE AUTHORIZED CAPITAL CHANGE?

No further vote is required for approval of the Authorized Capital Change.

WHO IS PAYING THE COST OF THIS INFORMATION STATEMENT?

We will pay for preparing, printing and mailing of this information statement. Our costs are estimated at approximately $5,000.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 1,005,000,000 shares of capital stock, 1,000,000,000 of which are authorized as common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 of which are authorized as preferred stock, par value $0.001 per share (the “Preferred Stock”).  As of the Record Date, the Company’s voting securities consisted of 14,699,322 shares of Common Stock and 4,400 shares of Series A preferred stock (the “Series A Preferred Stock”).

Each share of outstanding Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to 100,000 votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 2, 2015, by (a) each person who is known by us to beneficially own 5% or more of our common stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group.

	Common Stock		Preferred Stock		All Stock
	Number of		Number of
	Shares	Percentage	Shares	Percentage	Number of	Percentage
Name of Beneficial Owner (1)	Owned (2)	Owned (2)(3)	Owned (2)	Owned (2)(3)	Votes (2)	Owned (2)(3)

James Nelson	161,154	1.1%	4,400	100%	17,084,231	54.1%
Tracy Welch (5)	-	*		*	-	*
Mark Richardson	20,104	*	-	*	20,104	*
Emil Beitpolous	158,808	1.3%	-	*	158,808	*
Abe Emard	791,395	5.4%	-	*	791,395	*
Frank Hunt (6)	4,273	*	-	*	4,273	*
John Van Slooten (6)	27,762	*	-	*	27,762	*
All officers and directors as a group (6 persons)	1,163,496	7.9%	4,400	100.0%	18,086,573	57.2%

Cumorah Capital, LLC (7)	1,020,613	7.0%	-	-	1,020,613	*
Pearl Innovations, LLC (8)	814,075	5.5%	-	-	814,075	*

(1)           The address for our officers and directors is c/o of the Company, 26 West Mission Avenue, Suite 8,  Santa Barbara, California 93101.

(2)           Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 2, 2015 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)           Percentage based on 14,699,322 shares of Common Stock and 4,400 shares of Series A preferred stock issued and outstanding at March 2, 2015.

(4)           James Nelson owns 4,400 shares of Series A Preferred Stock which will be automatically redeemed and converted by the Company upon the listing of the Company’s common stock for trading on the Nasdaq Capital Market.

(5)           Mr. Welch has been issued a restricted stock grant of 115,384 shares that has not vested.

(6)           Includes 4,273 of options to purchase shares of common stock vested or to be vested within 60 days of today’s date.

(7)           William E. Beifuss holds voting and dispositive power over the shares held by Cumorah Capital, Inc.

(8)           Elaine Lei holds voting and dispositive power over the shares held by Pearl Innovations, LLC.

PROPOSAL 1:

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
EFFECT A AUTHORIZED CAPITAL CHANGE

General

On March 2, 2015, the board of directors of the Company approved an amendment, subject to shareholder approval, to the Company’s Certificate of Incorporation, as amended, to decrease the authorized number of shares of common stock of the Company from 1,000,000,000 shares of common stock, par value $.001 per share to 200,000,000 shares of common stock, par value $.001 per share (the “Corporate Action”). The Stockholders approved the Authorized Capital Change by written consent in lieu of a meeting on March 2, 2015.  The Company currently has authorized 1,005,000,000 shares of capital stock, 1,000,000,000 of which are authorized as common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 of which are authorized as preferred stock, par value $0.001 per share (the “Preferred Stock”).  As of the Record Date, there were outstanding 14,699,322 shares of Common Stock and 4,400 shares of Series A preferred stock, respectively.

Purposes of the Proposed Authorized Capital Change

The reason for this action is to effect savings in the amount of franchise tax that the Company must pay each year in Delaware. The Company pays franchise tax in Delaware based, in part, on the number of shares of common stock and preferred stock that are authorized in the Company's certificate of incorporation. The Company effected a 1 for 26 reverse stock split of its issued and outstanding common stock on February 25, 2015 which reduced its issued an outstanding common stock from 381,680,702 shares of common stock outstanding to 14,680,027 shares of common stock outstanding. With the reduction in the number of the Company’s issued and outstanding common stock, the Company anticipates that with the current number of authorized common stock that it will be required to pay franchise taxes in amounts that may exceed $100,000. For the fiscal year ended December 31, 2014, the Company paid franchise taxes of approximately $5,200.

Effect of Authorized Capital Change

Effect of Decrease in Authorized Shares of Common Stock. The decreased reserve of shares of common stock available for issuance will limit the amount of shares available to the Company to be issued in the future. If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell shares of our Common Stock, or securities convertible into Common Stock. If we run out of available shares of our common stock  to effect such transactions, we would need to obtain the consent of shareholders holding a majority of the outstanding voting securities of the Company  to increase our authorized common stock, which we cannot guarantee that we will be able to obtain.  We have no plans or agreements in place for any financing transactions at this time.  The decrease in authorized common stock decreases shares available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into Common Stock and raising additional capital.  The lack of availability of the additional shares may limit our flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.  However, the Company believes that reducing the authorized common stock from 1,000,000,000 to 200,000,000 will still provide the Company with flexibility to use its common stock to facilitate public or private financings or for other corporate purposes.

How an Authorized Capital Change Will Affect Securityholders. The shares of Common Stock currently held by securityholders will have the same rights as the presently authorized shares of Common Stock, including the right to cast one vote per share of Common Stock.

Effective Date of the Authorized Capital Change.   The Authorized Capital Change would become effective upon the filing and effectiveness (the "Effective Time") of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, substantially in the form attached hereto as Appendix A . In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the Stockholders, to elect not to proceed with the Authorized Capital Change if, at any time prior to filing the Certificate of Amendment, our Board of Directors, in its sole discretion, determines that it is no longer in our Company's best interests and the best interests of our stockholders to proceed with the Authorized Capital Change.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Authorized Capital Change, our Board of Directors does not intend for this transaction to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Neither Delaware law nor our Certificate of Incorporation or bylaws provide our Stockholders with dissenters' or appraisal rights in connection with this proposal.

ANNUAL AND QUARTERLY REPORTS

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this information statement, and information that we file later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We incorporate by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, as filed with the SEC and we incorporate by reference information required by Item 13(a) of Schedule 14A in documents subsequently filed (but not documents that are furnished, unless expressly incorporated by reference in such furnished document) by the Company with the SEC on or after the date of this document.

We are incorporating by reference into this document important business and financial information that is not included in or delivered with this document. This information is available without charge to stockholders upon written or oral request. Requests should be directed to:

Solar3D, Inc.
26 West Mission Avenue, Suite 8
Santa Barbara, California 93101,
Attn: CEO
Tel: (805) 690-9000

The Company’s Form 10-K and Form 10-Qs are also (and subsequently filed documents incorporated herein by reference will be) available on the website of the SEC, www.sec.gov.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made.

  DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to Solar3D, Inc., 26 West Mission Avenue, Suite 8, Santa Barbara, California 93101, Attn: CEO, or call the Company at (805) 690-9000 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.    You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors
/s/ James B. Nelson
James B. Nelson
Chief Executive Officer and Director

Santa Barbara, CA
March 23, 2015

Appendix A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
SOLAR3D, INC.

The undersigned, being the Chief Executive Officer and Secretary of Solar3D, Inc.., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

1.      The Certificate of Incorporation of the Corporation is hereby amended by replacing Article IV, in its entirety, with the following:

“FOURTH:

     A. CAPITALIZATION. The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Two Hundred and Five Million  (205,000,000)  shares,  consisting  of (a) Two Hundred Million (200,000,000) shares of Common Stock, par value $0.001 per share ("Common Stock"), and (b) Five Million (5,000,000) shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

     B. PREFERRED STOCK. The Board of Directors of the Corporation (the "Board of Directors") is authorized to provide, by resolution, for one or more series of Preferred Stock to be comprised of authorized but unissued shares of Preferred Stock. Except as may be required by law, the shares in any series of Preferred Stock need not be identical to any other series of Preferred Stock. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix, and is hereby expressly empowered to fix, by resolution, the rights, preferences and privileges of, and qualifications, restrictions and limitations applicable to, such series.

     The Board of Directors is authorized to increase the number of shares of the Preferred Stock designated for any existing series of Preferred Stock by a resolution adding to such series authorized and unissued shares of the Preferred Stock not designated for any other series of Preferred Stock. The Board of Directors is authorized to decrease the number of shares of the Preferred Stock designated for any existing series of Preferred Stock by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such series.

     C. COMMON STOCK.

1. Except as otherwise required by law, and subject to any special voting rights which may be granted to any additional series of Preferred Stock in the Board of Directors resolutions which create such series, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders. Holders of Common Stock shall not have the right to cumulative voting in the election of directors of the Corporation.

2. Subject to the rights of the holders of the Preferred Stock, if any, the holders of the Common Stock shall be entitled to receive such dividends and other distributions, in cash, securities or property of the Corporation, as may be declared thereon from time to time by the Board of Directors, out of the assets and funds of the Corporation legally available therefor.

3. Upon filing and effectiveness of this Amendment, each twenty-six (26)  shares of Common Stock outstanding on the effective date of this Amendment shall be automatically converted into one (1) share of Common Stock and, in lieu of fractional shares, each share so converted shall be rounded up to the next highest number of full shares of Common Stock.

A-1

2.      The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and a majority of the Corporation’s stockholders in accordance with the provisions of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by James B. Nelson, its Chief Executive Officer, this __ day of ________, 2015.

SOLAR3D, INC.

By:
James B. Nelson, Chief Executive Officer

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